UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (August 13, 2010)

MICHELEX CORPORATION
(Exact name of registrant as specified in its charter)

UTAH
(State or other jurisdiction of incorporation or organization)

Commission File No. 000-26695

87-0636107
(I.R.S. Employer Identification Number)

204 Haledon Avenue
Prospect Park, NJ 07508
(Address of principal executive offices)

732-485-1400
(Registrant’s telephone number, including area code)

Outer Willow Street
Massena, New York 13662

315-769-6616
(Former Address and Phone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In May 2010, Thomas Gramuglia, the Registrant’s sole officer and director resigned from the Company.  The Company’s new board of directors consists of Albert Lacle’, Midhat H. Syed, Esq. and Darshan Shah.  The Registrant’s new officers are Albert Lacle’ as President, Midhat H. Syed, Esq. as Secretary and Darshan Shah as Treasurer.

Item 8.01  Other Matters

Change of Address:  The Company has changed its address and telephone number.  The new address and telephone number are:  204 Haledon Avenue, Prospect Park, New Jersey 07508, 732-485-1400.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Michelex Corporation

/s/ Albert Lacle’
Albert Lacle’, President

Date:  August 13, 2010